UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2024

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 US HWY 50, Suite 208 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Postponement of Extraordinary General Meeting

On April 18, 2024, TortoiseEcofin Acquisition Corp. III (the “Company”) further postponed its extraordinary general meeting (the “Meeting”) from 9:30 a.m. Eastern Time to 2:30 pm. Eastern Time on April 19, 2024. The Company has previously called and provided a notice of the Meeting to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2024 (as may be amended, the “Proxy Statement”). At the Meeting, shareholders will be asked to vote on a proposal to approve an extension of the date by which the Company must consummate an initial business combination from April 22, 2024 on a monthly basis up to six times until October 22, 2024, or such earlier date as determined by the Company’s board of directors (the “Extension Amendment Proposal”). Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

In connection with the Meeting, as of April 17, 2024, the Company had received requests to redeem 8,949,372 Public Shares. Holders of 8,315,330 Public Shares have not submitted requests for redemption. The Company has determined to allow holders of its Public Shares to reverse their redemption requests by submitting a written request to the Company’s transfer agent, Continental Stock & Transfer Company.

Contribution for Charter Extension

As previously announced, in connection with the Extension Amendment Proposal, TortoiseEcofin Sponsor III LLC, the Company’s sponsor (the “Sponsor”), has agreed that if the Extension Amendment Proposal is approved and implemented, it or its designee will contribute to the Company, as a loan, $0.015 for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on April 23, 2024 and on the 23rd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Company’s trust account. The Sponsor has agreed to increase the amount of the Contribution from $0.015 to $0.02 for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on April 23, 2024 and on the 23rd day of each subsequent month) until the Charter Extension Date, or portion thereof.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of the Company’s ordinary shares as of the close of business on March 11, 2024, the record date for the Meeting, are entitled to vote at the Meeting.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the matters to be voted on at the Meeting. Information regarding the Company’s directors and executive officers is contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information

The Company has filed the Proxy Statement with the SEC in connection with the Meeting and, beginning on April 1, 2024, mailed the Proxy Statement and other relevant documents to its shareholders as of March 11, 2024, the record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the matters to be voted on at the Meeting and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Advantage Proxy, Inc. at (877) 870-8565 or by email at ksmith@advantageproxy.com.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Proxy Statement and in the Company’s other filings with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2024

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer